CLA Strategic Allocation Fund

Shares of Beneficial Interest

Supplement dated December 10, 2015

to the Fund’s Prospectus and Statement Additional Information (“SAI”) dated January 22, 2015

This Supplement contains new and additional information that supersedes any contrary information contained in the Fund’s current Prospectus and SAI, as amended and further supplemented, and should be read in conjunction with the Prospectus and SAI. Terms not defined herein shall have the meanings ascribed to them in the Prospectus and SAI.

The Board of Trustees of CLA Strategic Allocation Fund (the “Fund”) has concluded that it is in the best interests of its shareholders that the Fund cease operations and has determined to close the Fund and redeem all outstanding shares. Effective immediately, the Fund will not accept any new investments and will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will invest in cash or cash equivalents (such as money market funds).

As soon as practicable following the liquidation of the Fund’s portfolio, the Fund shall distribute pro rata to its shareholders of record (as of the date of this supplement) all of the remaining assets of the Fund, after paying, or setting aside amounts sufficient to pay, the final liabilities of the Fund. Such distribution to shareholders shall be a complete cancellation and redemption of all the outstanding shares of the Fund.

Because a portion of the Fund’s assets may be invested in illiquid securities that are not listed on national securities exchanges and for which no secondary market exists, the Fund may not be able to dispose of such securities promptly or at all, and may sell such securities at a substantial discount to their purchase price. The Fund also reserves the right to make distributions to shareholders in cash, in kind, or partially in cash or in kind. In the case of any payment in kind, the Board of Trustees, or their delegate, shall have absolute discretion as to what security or securities of the Fund shall be distributed in kind and the amount of same, and the securities shall be valued for purposes of distribution at the figure at which they were appraised in computing the then current net asset value of the Shares, provided that any Shareholder who cannot legally acquire securities so distributed in kind by reason of the prohibitions of the 1940 Act shall receive payment in cash.

THE FUND ANTICIPATES THAT SHAREHOLDERS WILL HAVE THEIR SHARES LIQUIDATED AND AUTOMATICALLY REDEEMED NO LATER THAN January 31, 2016, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. YOU DO NOT NEED TO TAKE ANY ACTION AT THIS TIME. THERE IS NO ASSURANCE THAT SUCH PROCEEDS WILL BE ISSUED BY January 31, 2016. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-866-271-9244.

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This Supplement and the existing Prospectus and Statement of Additional Information (“SAI”) each dated January 22, 2015 provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the U.S Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-866-271-9244.